Goldman Sachs Funds

STRATEGIC GROWTH FUND                    Semiannual Report February 29, 2000

                                         Long-term capital growth

                                         potential from a diversified

                                         portfolio of equity securities.

[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS STRATEGIC GROWTH FUND



     Market Overview

     Dear Shareholder,

     During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.


               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As the year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts -- fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook: Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.

                    Sincerely,

                    /s/ David B. Ford
----------------
 . NOT FDIC          David B. Ford
  INSURED           Co-Head, Goldman Sachs Asset Management

 . May Lose Value    /s/ David W. Blood

 . No Bank           David W. Blood
  Guarantee         Co-Head, Goldman Sachs Asset Management
----------------
                    March 13, 2000

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

                                  Fund Basics
                            as of February 29, 2000


                     Assets Under Management $77.3 Million

                              Number of Holdings

                                      84

                                NASDAQ SYMBOLS

                                Class A Shares

                                     GGRAX

                                Class B Shares

                                     GSWBX

                                Class C Shares

                                     GGRCX

                             Institutional Shares

                                     GSTIX

                                Service Shares

                                     GSTSX

----------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
----------------------------------------------------------------------------------------------
August 31, 1999-February 29, 2000 Fund Total Return (without sales charge)1   S&P 500 Index2
----------------------------------------------------------------------------------------------
Class A                                             11.93%                         4.11%
Class B                                             11.55                          4.11
Class C                                             11.54                          4.11
Institutional                                       12.13                          4.11
Service                                             11.93                          4.11
----------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.
2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
----------------------------------------------------------------------------------------------
For the period ended 12/31/99        Class A    Class B     Class C    Institutional    Service
Last 6 months                          7.81%     8.49%       12.67%        14.26%       13.96%
Since Inception                       13.52%    14.50%       18.70%        20.32%       20.00%
(5/24/99)
----------------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

----------------------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF 2/29/00
----------------------------------------------------------------------------------------------
Holding                        % of Total Net Assets     Line of Business
----------------------------------------------------------------------------------------------
Microsoft Corp.                          3.6%             Computer Software
Cisco Systems, Inc.                      3.6              Computer Hardware
AT&T Corp.-Liberty Media Group           3.5              Media
General Electric Co.                     3.5              Heavy Electrical
Intel Corp.                              3.0              Semiconductors
The AES Corp.                            2.9              Electrical Utilities
Time Warner, Inc.                        2.6              Media
Warner-Lambert Co.                       2.2              Drugs
Sun Microsystems, Inc.                   2.2              Computer Hardware
CBS Corp.                                1.9              Media
----------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS STRATEGIC GROWTH FUND



     Performance Overview


     Dear Shareholder,

     We are pleased to report on the performance of the Goldman Sachs Strategic Growth Fund for the six month period that ended February 29, 2000.


               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of 11.93%, 11.55%, 11.54%, 12.13% and 11.93%, respectively. Over the same time period, the Fund's benchmark, the S&P 500 Index, generated a cumulative total return of 4.11%.


               Portfolio Composition

               The Strategic Growth Fund invests primarily in large cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with strong business franchises, favorable demographic trends and excellent company management. This portfolio is more selective and focused than many mutual funds, as we typically hold between 70 to 90 holdings.

               The Fund's absolute and relative performance was strong, occurring during a period when investors generally favored large-cap growth, and in particular, technology stocks. In addition, our selective positions in the technology sector enhanced returns, and we were able to avoid some of the volatility that occurred during the period.


               Portfolio Highlights

          . Cisco Systems, Inc. -- Cisco Systems, a leading network and communications company, continues to perform well for the Fund. Cisco invented the router, which is the infrastructure needed to build the Internet backbone. This company has been benefiting significantly from the growing demand for networking and routers, as a result of the explosive growth of the Internet.

          . QUALCOMM, Inc. -- QUALCOMM, a leading wireless phone chip manufacturer, was one of the best performing stocks in 1999. With its CDMA technology, the firm was uniquely positioned to benefit from the sharp increase in demand for hand-held phone products. While its stock price has fallen from its record highs, we continue to believe that QUALCOMM offers substantial long-term appreciation potential.

          . EchoStar Communications Corp. and Infinity Broadcasting Corp. Class H -- These firms are two examples of Fund holdings in the television and broadcasting industries. EchoStar, which provides direct broadcast satellite (DBS) programming services, and Infinity, a dominant radio and outdoor advertising company, have benefited from the growth in advertising, particularly by Internet companies that are trying to gather name and market recognition.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

GROWTH INVESTMENT PROCESS

Our approach to growth investing is based on a consistent style that has been applied over the past 19 years.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

 .    Favorable financial characteristics

 .    High returns on invested capital

 .    Dominant market share for core service or product

 .    Recurring revenue streams

 .    Solid brand franchises

 .    Management committed to maximizing shareholder returns


Result

A diversified portfolio of stocks with strong long-term growth potential.


Portfolio Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own -- based on the criteria mentioned above -- will withstand even an uncertain market environment.




Goldman Sachs Equity Investment Team

New York
February 29, 2000

GOLDMAN SACHS STRATEGIC GROWTH FUND


          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.


               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

               What Sets Goldman Sachs Funds Apart?

                                                1
                                   Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                                2
                                        In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                                3
                                         Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

               To learn more about the Goldman Sachs Funds, call your investment professional today.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Performance Summary
February 29, 2000 (Unaudited)
 The following graph shows the value as of February 29, 2000, of a $10,000 in-vestment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%), Class B Shares (applicable contingent de-ferred sales charges of 5.0% declining to 0.00% after six years), Class C Shares (applicable contingent deferred sales charge of 1.0% if redeemed within twelve months), Institutional and Service Shares (at NAV) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the perfor-mance of the Fund's benchmark (S&P 500 Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 Strategic Growth Fund's Lifetime Performance

 Growth of a $10,000 Investment, May 24, 1999 to February 29, 2000.

                                    [GRAPH]
           Class A    Class B    Class C    Institutional   Service    S&P 500
            Shares     Shares     Shares       Shares        Shares      Index
            ------     ------     ------       ------        ------      -----
5/24/99     9,450     10,000      10,000       10,000        10,000     10,000
 May-99     9,376      9,920       9,920        9,920         9,920      9,764
 Jun-99     9,953     10,530      10,530       10,530        10,530     10,301
 Jul-99     9,660     10,210      10,210       10,220        10,210      9,980
 Aug-99     9,509     10,040      10,050       10,070        10,060      9,930
 Sep-99     9,357      9,880       9,880        9,920         9,900      9,658
 Oct-99    10,255     10,820      10,830       10,870        10,850     10,269
 Nov-99    10,482     11,050      11,060       11,110        11,090     10,477
 Dec-99    11,352     11,950      11,970       12,032        12,000     11,095
 Jan-00    10,823     11,390      11,410       11,481        11,450     10,538
 Feb-00    10,643     10,700      11,110       11,291        11,260     10,338

  Aggregate Total Return through February
  29, 2000                                  Since Inception(a) Six Months(a)
  Class A shares (commenced May 24, 1999)
  Excluding sales charges                         12.60%          11.93%
  Including sales charges                          6.43%           5.73%
 ---------------------------------------------------------------------------
  Class B shares (commenced May 24, 1999)
  Excluding contingent deferred sales
  charges                                         12.00%          11.55%
  Including contingent deferred sales
  charges                                          7.00%           6.55%
 ---------------------------------------------------------------------------
  Class C shares (commenced May 24, 1999)
  Excluding contingent deferred sales
  charges                                         12.10%          11.54%
  Including contingent deferred sales
  charges                                         11.10%          10.54%
 ---------------------------------------------------------------------------
  Institutional shares (commenced May 24,
  1999)                                           12.91%          12.13%
 ---------------------------------------------------------------------------
  Service shares (commenced May 24, 1999)         12.60%          11.93%
 ---------------------------------------------------------------------------

 (a) Not annualized.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares Description                                  Value
 Common Stocks - 95.7%
  Banks - 4.1%
  28,550 Citigroup, Inc.                         $ 1,475,678
  19,600 State Street Corp.                        1,428,350
   7,200 Wells Fargo & Co.                           238,050
                                                 -----------
                                                   3,142,078
 -----------------------------------------------------------
  Chemicals - 0.8%
   5,092 E.I. du Pont de Nemours & Co.               257,146
   4,200 Minnesota Mining & Manufacturing Co.        370,125
                                                 -----------
                                                     627,271
 -----------------------------------------------------------
  Computer Hardware - 8.8%
  20,900 Cisco Systems, Inc.*                      2,762,719
   9,700 EMC Corp.*                                1,154,300
  11,600 International Business Machines, Inc.     1,183,200
  18,200 Sun Microsystems, Inc.*                   1,733,550
                                                 -----------
                                                   6,833,769
 -----------------------------------------------------------
  Computer Software - 6.5%
   6,900 CheckFree Holdings Corp.*                   606,769
  31,100 Microsoft Corp.*                          2,779,563
  18,400 Oracle Corp.*                             1,366,200
   2,300 S1 Corp.*                                   235,613
                                                 -----------
                                                   4,988,145
 -----------------------------------------------------------
  Department Store - 1.7%
  27,500 Wal-Mart Stores, Inc.                     1,338,906
 -----------------------------------------------------------
  Drugs - 8.0%
  18,500 American Home Products Corp.                804,750
  23,800 Bristol-Myers Squibb Co.                  1,352,137
   6,000 Eli Lilly & Co.                             356,625
   4,700 Merck & Co., Inc.                           289,344
  28,500 Pfizer, Inc.                                915,562
  21,800 Schering-Plough Corp.                       760,275
  20,300 Warner-Lambert Co.                        1,736,919
                                                 -----------
                                                   6,215,612
 -----------------------------------------------------------
  Electrical Equipment - 2.9%
   2,400 Corning, Inc.                               451,200
   8,800 Nortel Networks Corp.                       981,200
   5,500 QUALCOMM, Inc.                              783,406
                                                 -----------
                                                   2,215,806
 -----------------------------------------------------------
  Electrical Utilities - 2.9%
  27,100 The AES Corp.*                            2,271,319
 -----------------------------------------------------------
  Financial Services - 5.0%
  29,400 Cendant Corp.*                              523,687
  30,100 Federal Home Loan Mortgage Corp.          1,256,675
  24,000 Federal National Mortgage Assn.           1,272,000
  34,500 MBNA Corp.                                  784,875
                                                 -----------
                                                   3,837,237
 -----------------------------------------------------------

  Shares Description                                              Value
 Common Stocks - (continued)
  Food & Beverage - 3.5%
  37,800 Nabisco Group Holdings Corp.                        $   326,025
  18,000 PepsiCo., Inc.                                          580,500
  19,100 The Coca-Cola Co.                                       925,156
  12,600 Wm. Wrigley Jr. Co.                                     852,075
                                                             -----------
                                                               2,683,756
 -----------------------------------------------------------------------
  Heavy Electrical - 3.5%
  20,400 General Electric Co.                                  2,696,625
 -----------------------------------------------------------------------
  Home Products - 5.1%
  16,600 Avon Products, Inc.                                     449,238
  25,700 Colgate-Palmolive Co.                                 1,341,219
  21,800 Ralston-Ralston Purina Group                            617,212
   7,000 The Gillette Co.                                        246,750
  14,800 The Procter & Gamble Co.                              1,302,400
                                                             -----------
                                                               3,956,819
 -----------------------------------------------------------------------
  Hotels - 1.6%
  18,000 Harrah's Entertainment, Inc.*                           344,250
  16,700 Marriott International, Inc.                            460,294
  19,900 Starwood Hotels & Resorts Worldwide, Inc. Class B       446,506
                                                             -----------
                                                               1,251,050
 -----------------------------------------------------------------------
  Information Services - 5.4%
   6,600 America Online, Inc.*                                   389,400
   8,908 At Home Corp.*                                          305,656
  29,300 First Data Corp.                                      1,318,500
   1,800 Network Solutions, Inc.*                                580,387
  16,800 Valassis Communications, Inc.*                          465,150
   2,200 VeriSign, Inc.*                                         556,600
   3,600 Yahoo!, Inc.*                                           574,875
                                                             -----------
                                                               4,190,568
 -----------------------------------------------------------------------
  Media - 14.6%
  23,600 A.H. Belo Corp.                                         303,850
   5,000 AMFM, Inc.*                                             306,875
  52,100 AT&T Corp.-Liberty Media Group*                       2,722,225
  24,900 CBS, Corp.*                                           1,483,106
   6,000 Comcast Corp.                                           255,000
   8,700 EchoStar Communications Corp.*                          991,800
   5,200 General Motors Corp. Class H*                           626,600
  22,025 Infinity Broadcasting Corp.*                            703,424
  15,500 MediaOne Group, Inc.*                                 1,216,750
  11,300 The Walt Disney Co.                                     378,550
  23,500 Time Warner, Inc.                                     2,009,250
   6,800 Tribune Co.                                             264,775
                                                             -----------
                                                              11,262,205
 -----------------------------------------------------------------------
  Medical Products - 0.8%
   8,900 Johnson & Johnson                                       638,575
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND


  Shares Description                               Value
 Common Stocks - (continued)
  Oil Refining - 0.7%
       3 Conoco, Inc. Class B                 $        59
   6,800 Exxon Mobil Corp.                        512,125
                                              -----------
                                                  512,184
 --------------------------------------------------------
  Oil Services - 1.4%
  14,500 Schlumberger Ltd.                      1,071,188
 --------------------------------------------------------
  Property Insurance - 2.2%
  20,500 Ambac Financial Group, Inc.              900,719
   9,400 American International Group, Inc.       831,312
                                              -----------
                                                1,732,031
 --------------------------------------------------------
  Publishing - 1.8%
  10,200 Gannett Co., Inc.                        664,913
  16,500 The New York Times Co.                   697,125
                                              -----------
                                                1,362,038
 --------------------------------------------------------
  Restaurants - 0.5%
  13,300 McDonald's Corp.                         419,781
 --------------------------------------------------------
  Security/Asset Management - 0.4%
   8,100 The Charles Schwab Corp.                 338,681
 --------------------------------------------------------
  Semiconductors - 4.1%
  20,400 Intel Corp.                            2,305,200
   5,000 Texas Instruments, Inc.                  832,500
                                              -----------
                                                3,137,700
 --------------------------------------------------------
  Specialty Retail - 4.1%
  20,400 CVS Corp.                                714,000
   4,900 Tandy Corp.                              186,506
  18,550 The Home Depot, Inc.                   1,072,422
  45,900 Walgreen Co.                           1,184,794
                                              -----------
                                                3,157,722
 --------------------------------------------------------
  Telephone - 4.0%
  12,800 GTE Corp.                                755,200
  28,150 MCI WorldCom, Inc.*                    1,256,194
  17,600 SBC Communications, Inc.                 668,800
   6,100 Sprint Corp.                             372,100
                                              -----------
                                                3,052,294
 --------------------------------------------------------
  Wireless - 1.3%
   7,200 Crown Castle International Corp.*        225,900
   7,600 Sprint Corp. (PCS Group)*                393,300
   3,500 Telephone & Data Systems, Inc.           369,250
                                              -----------
                                                  988,450
 --------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $70,888,819)                          $73,921,810
 --------------------------------------------------------

  Principal   Interest Maturity
  Amount      Rate     Date            Value
 Repurchase Agreement - 4.3%
  Joint Repurchase Agreement Account II
  $3,300,000   5.86%   03/01/2000 $ 3,300,000
 --------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $3,300,000)               $ 3,300,000
 --------------------------------------------
  TOTAL INVESTMENTS
  (Cost $74,188,819)              $77,221,810
 --------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)

 Assets:
  Investment in securities, at value (identified cost
  $74,188,819)                                                    $77,221,810
  Cash                                                                 48,578
  Receivables:
   Dividends and interest                                              48,331
   Fund shares sold                                                 1,063,444
   Reimbursement from adviser                                          64,939
  Other assets                                                            280
 -----------------------------------------------------------------------------
  Total assets                                                     78,447,382
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
   Investment securities purchased                                    731,081
   Fund shares repurchased                                             50,251
   Amounts owed to affiliates                                          91,794
  Accrued expenses and other liabilities                              294,669
 -----------------------------------------------------------------------------
  Total liabilities                                                 1,167,795
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                  74,683,014
  Accumulated net investment loss                                    (131,595)
  Accumulated net realized loss from investment transactions         (304,823)
  Net unrealized gain on investments                                3,032,991
 -----------------------------------------------------------------------------
  NET ASSETS                                                      $77,279,587
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(a)
   Class A                                                             $11.26
   Class B                                                             $11.20
   Class C                                                             $11.21
   Institutional                                                       $11.29
   Service                                                             $11.26
 -----------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          3,692,210
   Class B                                                          1,153,397
   Class C                                                            534,793
   Institutional                                                    1,485,834
   Service                                                                150
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number of
  shares authorized)                                                6,866,384
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $11.92. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                     $  159,551
  Interest                                                             87,904
 -----------------------------------------------------------------------------
  Total income                                                        247,455
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                     242,451
  Distribution and Service fees(b)                                     97,377
  Registration fees                                                    75,064
  Custodian fees                                                       50,757
  Transfer Agent fees(c)                                               38,256
  Professional fees                                                    26,670
  Trustee fees                                                          2,471
  Other                                                                45,140
 -----------------------------------------------------------------------------
  Total expenses                                                      578,186
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (199,129)
 -----------------------------------------------------------------------------
  Net expenses                                                        379,057
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                                (131,602)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment transactions:
  Net realized loss from:
   Investment transactions                                           (231,181)
  Net change in unrealized loss on:
   Investments                                                      3,336,808
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investment transactions       3,105,627
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $2,974,025
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $22.
 (b) Class A, Class B and Class C had Distribution and Service fees of
     $31,003, $42,364 and $24,010, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $23,563, $8,049, $4,562, $2,082 and $0, respectively.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Statements of Changes in Net Assets

                                             For the
                                         Six Months Ended
                                           February 29,         For the
                                               2000           period ended
                                           (Unaudited)     August 31, 1999(a)
  From operations:
  Net investment loss                         $  (131,602)        $    (2,481)
  Net realized loss from investment
  transactions                                   (231,181)            (73,642)
  Net change in unrealized loss on
  investments                                   3,336,808            (303,817)
 -----------------------------------------------------------------------------
  Net increase (decrease) in net assets
  resulting from operations                     2,974,025            (379,940)
 -----------------------------------------------------------------------------
  Distributions to Shareholders:
  From net investment income
   Class A Shares                                  (1,011)                 --
   Class B Shares                                      --                  --
   Class C Shares                                      --                  --
   Institutional Shares                            (1,164)                 --
   Service Shares                                      --                  --
 -----------------------------------------------------------------------------
  Total distributions to shareholders              (2,175)                 --
 -----------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of shares                57,440,426          22,791,503
  Reinvestment of dividends and
  distributions                                     1,911                  --
  Cost of shares repurchased                   (5,269,420)          (276,743)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting
  from share transactions                      52,172,917          22,514,760
 -----------------------------------------------------------------------------
  TOTAL INCREASE                               55,144,767          22,134,820
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                          22,134,820                  --
 -----------------------------------------------------------------------------
  End of period                               $77,279,587         $22,134,820
 -----------------------------------------------------------------------------
  Accumulated undistributed net
  investment income (loss)                    $  (131,595)        $     2,182
 -----------------------------------------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes. The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements
February 29, 2000 (Unaudited)
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Strategic Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust's Board of Trustees.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   The Fund had approximately $69,000 at August 31, 1999 (the Fund's tax year-end) of capital loss carry forward expiring in 2007 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $74,193,790. Accordingly, the gross unrealized gain on investments was $8,691,756 and the gross unrealized loss on invest-ments was $5,663,736 resulting in a net unrealized gain of $3,028,020.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service plans. Sharehold-ers of Service shares bear all expenses and fees paid to service organiza-tions. Each class of shares separately bears its respective class-specific Transfer Agency fees.

 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management ("GSAM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general super-vision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the assump-tion of the expenses related thereto and administering the Fund's business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
   The investment adviser has voluntarily agreed to limit certain "Other Ex-penses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund. For the period ended February 29, 2000, Goldman Sachs reimbursed approximately $199,000.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $204,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $60,000, $23,000 and $9,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments) for the period ended February 29, 2000, were $57,150,916 and $6,201,334, respectively.

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written option contracts.

 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" require-ment of the associated futures exchange. Subsequent payments for futures con-tracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the State-ment of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss. At February 29, 2000, there were no open futures contracts.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid to the Fund based on the amount of the commitment. During the period ended February 29, 2000, the Fund did not have any borrowings under these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $3,300,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                         Principal    Interest   Maturity    Amortized
          Repurchase Agreements            Amount       Rate       Date         Cost
 ----------------------------------------------------------------------------------------
  Banc of America Securities LLC       $1,650,000,000     5.86% 03/01/2000 $1,650,000,000
 ----------------------------------------------------------------------------------------
  Bear Stearns Companies, Inc.            200,000,000     5.86  03/01/2000    200,000,000
 ----------------------------------------------------------------------------------------
  Chase Securities, Inc.                  300,000,000     5.86  03/01/2000    300,000,000
 ----------------------------------------------------------------------------------------
  Donaldson, Lufkin & Jenrette, Inc.      500,000,000     5.85  03/01/2000    500,000,000
 ----------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.     812,000,000     5.86  03/01/2000    812,000,000
 ----------------------------------------------------------------------------------------
  Warburg Dillon Read                     800,000,000     5.86  03/01/2000    800,000,000
 ----------------------------------------------------------------------------------------
   TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                             $4,262,000,000
 ----------------------------------------------------------------------------------------

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

 8. CHANGE IN ACCOUNTANTS

 On October 26, 1999, the Board of Trustees of the Portfolios, upon the recommendation of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the period ended August 31, 1999, Arthur Andersen LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their reports.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Six Months
                          Ended February 29,
                                 2000
                              (Unaudited)
                         ----------------------
                            Shares      Dollars
 ----------------------------------------------
 Class A Shares
 Shares sold             2,853,321  $31,873,547
 Reinvestments of divi-
dends and distributions         65          749
 Shares repurchased       (192,426)  (2,165,914)
                         ----------------------
                         2,660,960   29,708,382
 ----------------------------------------------
 Class B Shares
 Shares sold               855,310    9,367,076
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased        (39,941)    (451,890)
                         ----------------------
                           815,369    8,915,186
 ----------------------------------------------
 Class C Shares
 Shares sold               342,423    3,685,791
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased        (45,344)    (507,604)
                         ----------------------
                           297,079    3,178,187
 ----------------------------------------------
 Institutional Shares
 Shares sold             1,078,092   12,514,012
 Reinvestments of divi-
dends and distributions        101        1,162
 Shares repurchased       (186,486)  (2,144,012)
                         ----------------------
                           891,707   10,371,162
 ----------------------------------------------
 Service Shares
 Shares sold                    --           --
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased             --           --
                         ----------------------
                                --           --
 ----------------------------------------------
 NET INCREASE            4,665,115  $52,172,917
 ----------------------------------------------

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND
 9. SUMMARY OF SHARE TRANSACTIONS (continued)

 Share activity is as follows:

                            For the period
                           ended August 31,
                                1999(a)
                         ----------------------
                            Shares      Dollars
 ----------------------------------------------
 Class A Shares
 Shares sold             1,045,628  $10,768,656
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased        (14,378)    (145,441)
                         ----------------------
                         1,031,250   10,623,215
 ----------------------------------------------
 Class B Shares
 Shares sold               351,153    3,596,720
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased        (13,125)    (131,280)
                         ----------------------
                           338,028    3,465,440
 ----------------------------------------------
 Class C Shares
 Shares sold               237,714    2,435,567
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased             --           (2)
                         ----------------------
                           237,714    2,435,565
 ----------------------------------------------
 Institutional Shares
 Shares sold               594,129    5,989,060
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased             (2)         (20)
                         ----------------------
                           594,127    5,989,040
 ----------------------------------------------
 Service Shares
 Shares sold                   150        1,500
 Reinvestments of divi-
dends and distributions         --           --
 Shares repurchased             --           --
                         ----------------------
                               150        1,500
 ----------------------------------------------
 NET INCREASE            2,201,269  $22,514,760
 ----------------------------------------------

 (a) Commencement date of operations was May 24, 1999 for all share classes.

GOLDMAN SACHS STRATEGIC GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout each Period

                                           Income from
                                    investment operations(a)        Distributions to shareholders
                                   ----------------------------- ------------------------------------
                         Net asset    Net                                   In excess
                          value,   investment                     From net    of net                  Net increase
                         beginning   income     Net realized and investment investment    From net    in net asset
                         of period   (loss)     unrealized gain    income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
  2000 - Class A Shares   $10.06     $(0.02)(e)      $1.22(e)       $ --       $ --         $ --         $1.20
  2000 - Class B Shares    10.04      (0.06)(e)       1.22(e)         --         --           --          1.16
  2000 - Class C Shares    10.05      (0.06)(e)       1.22(e)         --         --           --          1.16
  2000 - Institutional
  Shares                   10.07         -- (e)       1.22(e)         --         --           --          1.22
  2000 - Service Shares    10.06      (0.02)(e)       1.22(e)         --         --           --          1.20
 FOR THE PERIOD ENDED AUGUST 31,
  1999 - Class A Shares
  (commenced May 24)       10.00         --           0.06            --         --           --          0.06
  1999 - Class B Shares
  (commenced May 24)       10.00      (0.03)(e)       0.07(e)         --         --           --          0.04
  1999 - Class C Shares
  (commenced May 24)       10.00      (0.03)(e)       0.08(e)         --         --           --          0.05
  1999 - Institutional
  Shares (commenced May
  24)                      10.00       0.01           0.06            --         --           --          0.07
  1999 - Service Shares
  (commenced May 24)       10.00      (0.01)          0.07            --         --           --          0.06
------------------------------------------------------------------------------------------------------------------

(a) Includes the balancing effect of calculating per share amounts.
(b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
(c) Annualized.
(d) Not annualized.
(e) Calculated based on the average shares outstanding methodology.
The accompanying notes are an integral part of these financial statements.

                                             GOLDMAN SACHS STRATEGIC GROWTH FUND

                                                                              Ratios assuming no voluntary waiver of fees
                                                                                         or expense limitations
                                                                              --------------------------------------------
                         Net assets       Ratio of            Ratio of
Net asset                at end of     net expenses to     net investment           Ratio of               Ratio of        Portfolio
value, end     Total       period       average net       income (loss) to         expenses to      net investment loss to  turnover
of period   return(b)(d) (in 000s)       assets(c)      average net assets(c) average net assets(c) average net assets(c)    rate(d)
------------------------------------------------------------------------------------------------------------------------------------
  $11.26       11.93%     $41,586           1.44%             (0.42)%               2.26%                 (1.24)%            13.47%
   11.20       11.55       12,914           2.19              (1.17)                3.01                  (1.99)             13.47
   11.21       11.54        5,997           2.19              (1.18)                3.01                  (2.00)             13.47
   11.29       12.13       16,781           1.04              (0.03)                1.86                  (0.85)             13.47
   11.26       11.93            2           1.54              (0.36)                2.36                  (1.18)             13.47

------------------------------------------------------------------------------------------------------------------------------------

   10.06        0.60       10,371           1.44              (0.17)               11.70                 (10.43)              6.98
   10.04        0.40        3,393           2.19              (0.97)               12.45                 (11.23)              6.98
   10.05        0.50        2,388           2.19              (0.99)               12.45                 (11.25)              6.98
   10.07        0.70        5,981           1.04               0.24                11.30                 (10.02)              6.98
   10.06        0.60            2           1.54              (0.24)               11.80                 (10.50)              6.98
------------------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Strategic Growth Fund

          An Investment Idea for the Long Term

          Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

          Goldman Sachs Strategic Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.


          Target Your Needs

          The Goldman Sachs Strategic Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

          ----------------------------------------------------------------------
          Goldman Sachs Funds

          Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment sytles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY

                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Strategic Growth
                                               Fund

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY

          For More Information

          To learn more about the Goldman Sachs Strategic Growth Fund and other Goldman Sachs Funds, call your investment professional today.




          *The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Nancy L. Mucker, Vice President
Mary P. McPherson                      John M. Perlowski, Treasurer
Alan A. Shuch                          Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                  Michael J. Richman, Secretary
William H. Springer                    Howard B. Surloff, Assistant Secretary
Richard P. Strubel                     Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Strategic Growth Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Fund may participate in the Initial Public Offering (IPO) market,and a portion of the Fund's returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000/00-514                                          STGRSAR/6.2K/4-00